Exhibit 10.9

SOFTWARE LICENSE AGREEMENT	Page 1 of 17

PRODUCTION SOFTWARE LICENSE AGREEMENT

Ingenient Technologies, Inc.

This SOFTWARE LICENSE AGREEMENT (AGREEMENT) serial number QU-2005.04.05.15 (LICENSE NUMBER) made this 5th day of April, 2005 (EFFECTIVE DATE) by and between Digital Ally, Inc. (LICENSEE), having its principal place of business at 4832 West 136th Street, #300, Leawood, Kansas 66224 U.S.A. and Ingenient Technologies, Inc. (LICENSOR), having its principal place of business at 1701 West Golf Road, Tower-1 Suite 300, Rolling Meadows, Illinois 60008 U.S.A.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, LICENSEE and LICENSOR hereby agree as follows:

DEFINITIONS

LICENSED MATERIALS is defined to be LICENSOR’S products described and listed in Exhibit 1, which is attached hereto and incorporated herein for all purposes, and includes any updates and upgrades to such LICENSED MATERIALS provided to LICENSEE by LICENSOR under the terms of this AGREEMENT.

LICENSED PARTNER means a manufacturer of LICENSED PRODUCTS who has a valid AGREEMENT with LICENSEE covering the use of LICENSED MATERIALS licensed from LICENSOR.

TARGET APPLICATION is defined to be LICENSED PARTNER’s Portable Video Recorder Module in which the LICENSED MATERIALS are to be used.

TARGET DEVICE is defined to be Texas Instruments TMS320DM320 for which the LICENSED MATERIALS have been designed.

LICENSED PRODUCT is defined to be a product developed by or for LICENSEE that contains both hardware and software components and that includes the executable portions of LICENSED MATERIALS or a derivative thereof. LICENSEE acknowledges and agrees that any and all LICENSED PRODUCTS will include only executable portions or derivatives of the LICENSED MATERIALS.

OBJECT CODE is defined to be the computer programming code for the LICENSED MATERIALS in machine-readable format.

SOFTWARE RELEASE is defined to be a particular version of the LICENSED MATERIALS.

SOURCE CODE is defined to be the computer programming code in human-readable format.

SOURCE MATERIALS is defined to be all Source Code, Source Code comments and documentation, data, files, algorithms, notes, flow charts, design documents, diagrams, authoring tools, development environments or other materials used in the preparation of the LICENSED MATERIALS as well as all instructions, notes, references, programs or other materials (including any third party software programs) required for a skilled C programmer to prepare an executable copy of the LICENSED MATERIALS from the Source Code.

DEVELOPMENT INSTANCE is defined as LICENSEE’s right to use the LICENSED MATERIALS on a single computer to create software for the TARGET APPLICATION.

OBJECT INSTANCE is defined as LICENSEE’s right to use within the TARGET APPLICATION a single instance of the object code modules of the LICENSED MATERIALS on a single TARGET DEVICE for a single purpose at any given time.

SUPPORT SERVICES is defined as the services to be provided by LICENSOR to LICENSEE in connection with the LICENSED MATERIALS, including Maintenance, Technical Support and other services set forth in Exhibit 1.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 2 of 17

ESSENTIAL PATENT is defined to be any third-party patent in any country of the world that is required to implement a published and industry recognized standard or that is claimed by the entity that owns or controls the patent to be required to implement a published and industry recognized standard, including but not limited to ISO JPEG, ISO MPEG and ITU-T standards.

ESSENTIAL COPYRIGHT is defined to be any third-party copyright in any country of the world that is required to implement a published and industry recognized standard or that is claimed by the entity that owns or controls the copyright to be required to implement a published and industry recognized standard, including specifically any copyright underlying software published by an industry recognized standards body that relates to including but not limited to ISO JPEG, ISO MPEG and ITU-T standards.

NON-ESSENTIAL PATENT is defined to be any patent that is not an ESSENTIAL PATENT and is duly issued by the government of the United States, the government of a European Union member country, the government of Canada, or the government of Japan.

NON-ESSENTIAL COPYRIGHT is defined to be any copyright that is not an ESSENTIAL COPYRIGHT of the United States, of a European Union member country, of Canada, or of Japan.

GENERAL

The terms and conditions of this AGREEMENT, including its exhibits, merge and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions. No amendments or modifications to this AGREEMENT shall be effective unless in writing and signed by the authorized representatives of both parties. Any updates to or corrections of the LICENSED MATERIALS by LICENSOR as well as any subsequent software maintenance contract or services shall be covered by the terms of this AGREEMENT. The section headings contained in this AGREEMENT are for reference purposes only and shall not affect in any way the meaning on interpretation of this AGREEMENT. This AGREEMENT may be executed in counterparts; each of which shall be deemed an original but both of which together shall construe one and the same instrument. A faxed signature shall have the same legally binding effect as an original signature. Absent a signature of an authorized representative of LICENSOR, this AGREEMENT is not an offer to license any materials to LICENSEE, whether under the terms and conditions of this AGREEMENT or under any terms and conditions.

GRANTS OF LICENSES AND RELATED MATTERS

License to Object Code of LICENSED MATERIALS:

LICENSOR grants LICENSEE a non-exclusive, non-transferable limited license to the Object Code of the LICENSED MATERIALS:

i.	to operate the LICENSED MATERIALS internally and integrate copies of the LICENSED MATERIALS into LICENSEE’s LICENSED PRODUCTS,

ii.	to distribute and sublicense copies of the LICENSED MATERIALS, with LICENSEE’s LICENSED PRODUCTS, to End-Users,

iii.	to demonstrate the functionality of the LICENSED MATERIALS to prospective End-Users, suppliers and representatives, and

iv.	train employees regarding use and functionality of the LICENSED MATERIALS.

Other than the specific license granted herein, LICENSEE has no rights, by license or otherwise, to use, copy, sublicense, duplicate and/or distribute the LICENSED MATERIALS, in whole or in part.

Limited License to Source Materials of LICENSED MATERIALS:

LICENSOR will deliver to LICENSEE sufficient Source Materials for the LICENSED MATERIALS to enable LICENSEE to provide support for OEMs and to the extent required by the terms of this AGREEMENT, End-Users of the LICENSED PRODUCTS. Subject to the terms and conditions set forth in this AGREEMENT, LICENSOR hereby grants to LICENSEE a non-exclusive, non-transferable, limited license to use the Source Materials to support OEMs and End-Users pursuant to the terms of this AGREEMENT. LICENSEE will use the Source Materials internally and will not sublicense, sell, market, distribute or otherwise transfer the Source Materials. LICENSEE will not provide, publish, disclose, disseminate, distribute or otherwise make available the Source Materials to the public or any third party. LICENSEE will not copy or reproduce the Source Materials except as strictly necessary to provide support to OEMs and other End-Users pursuant to the terms of this AGREEMENT.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 3 of 17

Restrictions:

LICENSEE may not cause or permit others to:

i.	decompile, disassemble, reverse assemble, “unlock” or reverse engineer the LICENSED MATERIALS;

ii.	create Derivative Works of the LICENSED MATERIALS which are licensed in OBJECT CODE; or

iii.	sublicense, lease, sell, rent, land or transfer the LICENSED MATERIALS, except as expressly authorized in this AGREEMENT.

Permitted Sublicenses:

LICENSEE may only exercise its distribution rights directly and may not exercise its rights under this AGREEMENT through the use of sub distributors. LICENSEE may, however, (i) sublicense to OEMs the LICENSED MATERIALS pursuant to the terms of Exhibit 1, and such OEMs may further sublicense Target Software to End-Users of their products in accordance with the procedures set forth in Exhibit 1, and (ii) sublicense to End-Users LICENSED MATERIALS as incorporated in LICENSED PRODUCTS pursuant to the procedures set forth in this section.

LICENSEE Transactions with OEMs:

In the event LICENSEE desires to enter into an agreement with an OEM regarding incorporation of the LICENSED MATERIALS into an OEM product, or OEM desires to license LICENSOR LICENSED MATERIALS described on Exhibit 1, LICENSEE will enter into an agreement with OEMs that will be binding on each OEM in the form of the license agreement set forth in this AGREEMENT. Such agreements will require the applicable OEM to pay minimum license fees to LICENSOR and a minimum per unit royalty fee to LICENSOR for each copy of the LICENSED MATERIALS distributed by the OEM to an End-User. Within thirty (30) days of execution of any such agreements by LICENSEE and OEMs, LICENSEE will provide an executed copy of the agreement to LICENSOR. All such agreements entered into prior to the termination or expiration of this AGREEMENT will survive the termination or expiration of this AGREEMENT. LICENSEE’s agreements with OEMs will terminate or expire in accordance with their own terms.

End-User Terms:

In the event LICENSEE desires to incorporate LICENSED MATERIALS into a LICENSED PRODUCT, LICENSEE agrees to incorporate the following terms, conditions and restrictions equivalent to the following into a written license conditions printed on owners manual of the LICENSED PRODUCT:

i.

Each copy of the LICENSED MATERIALS will contain the same proprietary notices that appear on or in the LICENSED MATERIALS as delivered by LICENSOR to LICENSEE and/or End-Users, or as otherwise reasonably required by LICENSOR.

ii.

Title to the LICENSED MATERIALS, including title to any products or applications embedded within the LICENSED MATERIALS, and any intellectual property rights associated with the LICENSED MATERIALS do not pass to End-User. In particular, End-User acknowledges that the LICENSED MATERIALS includes valuable intellectual property of LICENSOR and that no interest, title, or right in and to any said intellectual property of LICENSOR passes to End-User. LICENSEE shall not make any further copies of the LICENSED MATERIALS or any portions except as required for normal operation. Licenses to the LICENSED MATERIALS granted to End-User are personal, non-exclusive, non-assignable and non-transferable. End-User may not reverse engineer, decompile, translate, disassemble, or otherwise attempt to discover the source code of the LICENSED MATERIALS. End-User may not modify, alter, adapt, create Derivative Works of or merge the LICENSED MATERIALS.

iii.

End-User agrees that the LICENSED MATERIALS will not be shipped, transferred or exported into any other country, or used in any manner prohibited by the United States Export Administration Act or any other export laws, restrictions or regulations.

Ownership:

All copyrights, patents, patent rights, trade secrets, trademarks, trade names, moral rights and other intellectual and proprietary rights in the Object Code and Source Materials of the LICENSED MATERIALS and the Documentation are and will remain the sole and exclusive property of LICENSOR. LICENSEE will at no time have any interests, by license, ownership or otherwise, in the same, except to the extent expressly provided in this AGREEMENT. LICENSEE agrees that LICENSOR will at all times retain all rights, title and interest in and to any modifications of the LICENSED MATERIALS, Derivative Works based thereon, or any work developed by LICENSOR in conjunction with its performance of any services relating to the LICENSED MATERIALS or otherwise at the request of LICENSEE (regardless of the identity of the party creating such modifications, derivative works, or other works).

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 4 of 17

Title to and ownership of all complete and partial copies of the LICENSED MATERIALS (including any and all LICENSOR delivered customization and/or enhancements), whether in machine readable, printed, or other form and including without limitation all revisions, enhancements, technical know-how, patents and patent rights, copyrights, moral rights and trade secrets pertaining to the LICENSED MATERIALS, are and will remain the sole property of LICENSOR. This AGREEMENT is not a sale of the LICENSED MATERIALS.

Trademarks, Publicity:

LICENSEE may publicly state, with the LICENSOR’s written consent, that LICENSEE has licensed the LICENSED MATERIALS and may, with appropriate credit to the owner, use all relevant trademarks of the other party in such statements. LICENSOR is prohibited from publicly stating that LICENSEE has licensed the LICENSED MATERIALS. LICENSOR may not include photos or other representations of LICENSEE’s LICENSED PRODUCTS in its promotional and/or sales materials. Neither party will use the company name, trademarks, or trade names of the other party and/or of LICENSOR’s licensors without the other party’s prior written consent. All third party trademarks, service marks and registered trademarks within or otherwise related to the LICENSED MATERIALS are the sole property of their respective owners. LICENSEE will place the following statements in the copyright area of (i) the on-line documentation regarding the LICENSED PRODUCTS, (ii) the end-user license agreement and/or terms of use of the LICENSED PRODUCTS, (iii) any other document related to the LICENSED PRODUCTS or LICENSED MATERIALS that contains LICENSOR copyright information:

Contains technology by Ingenient Technologies, Inc.

Copyright© 2004-2006 Ingenient Technologies, Inc. All rights reserved.

Right to Replace/Substitute/Alter:

LICENSOR may, at its sole option, replace or substitute any portion of the LICENSED MATERIALS with alternative software of substantially equivalent function or performance, and LICENSEE agrees to accept and integrate such replacement software subsequently supplied to OEMs and into all units of the LICENSED PRODUCTS subsequently produced by LICENSEE.

INTELLECTUAL PROPERTY

The LICENSED MATERIALS contain copyrighted material, trade secrets, and other proprietary information. LICENSEE may not “unlock,” reverse engineer, decompile, disassemble, or otherwise translate the object-code versions of the software included in the LICENSED MATERIALS. LICENSEE shall not modify or create derivative versions of the object-code modules. Furthermore, LICENSEE agrees to clearly inform LICENSEE’s employees, associates, and contractors not to reverse engineer, decompile, disassemble, or otherwise translate or modify the object code versions of software programs included in the LICENSED MATERIALS.

LICENSEE acknowledges and agrees that the LICENSED MATERIALS are based on industry recognized standards, including but not limited to the ISO JPEG, ISO MPEG and ITU-T standards and software programs published by industry recognized standards bodies and that certain third parties claim to own ESSENTIAL PATENTS and ESSENTIAL COPYRIGHTS that cover implementation of those standards. This AGREEMENT does not convey a license or imply a right under any patent, copyright, trade secret, or other intellectual property right of any third party to use, reproduce, prepare derivative works of, or distribute the LICENSED MATERIALS or to make or have made LICENSED PRODUCTS, or to offer for sale, sell, import, export or otherwise distribute the LICENSED MATERIALS, or portions or derivatives thereof, for use with such LICENSED PRODUCTS. LICENSEE may need to obtain an independent license from third parties for such use.

EXPORT

LICENSEE hereby acknowledges and agrees that unless prior authorization is obtained from the U.S. Department of Commerce, neither LICENSEE nor its subsidiaries shall export, re-export, or release, directly or indirectly, any technology, software, or software source code (as defined in Part 772 of the Export Administration Regulations of the U.S. Department of Commerce (“EAR”)), received from LICENSOR, or export, directly or indirectly, any direct product of such technology, software, or software source code (as defined in Part 734 of the EAR), to any destination or country to which the export, re-export or release of the technology, software, software source code, or direct product is prohibited by the EAR. The assurances provided for herein are furnished to LICENSOR by LICENSEE in compliance with Part 740 (Technology and Software Under Restriction) of the EAR.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 5 of 17

SEVERABILITY

If any provision of this AGREEMENT is determined by a court to be unenforceable, that provision will be deemed to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this AGREEMENT, and the remainder of the AGREEMENT will continue in effect.

GOVERNING LAW AND JURISDICTION

The laws of the State of New York, without regard to its conflict-of-laws principles, shall govern any claim arising under or relating to this AGREEMENT. This AGREEMENT shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods, or by the Uniform Computer Information Transactions Act (“UCITA”). LICENSEE consents to the jurisdiction and venue of the courts located in the State of New York, USA.

FORCE MAJEURE

Neither party shall be liable by reason of any delay in the performance of its obligations due to strikes, dots, fires, explosions, acts of God, war, governmental action or any other cause, which is beyond the reasonable control of such party. The performance of such party shall be excused for such reasonable time as may be required to resume performance following cessation of such cause.

GOVERNING LANGUAGE

Any construction or interpretation of this AGREEMENT shall use the English language as spoken in the United States. If this AGREEMENT is translated into another language, the version in English shall control over such translation.

TERM AND TERMINATION

The term of this AGREEMENT shall begin on the EFFECTIVE DATE and shall continue for three (3) years thereafter, unless earlier terminated under this AGREEMENT. Thereafter, the terms of this AGREEMENT shall be automatically extended for one (1) year terms unless both parties agree in a written notice not to renew this AGREEMENT ninety (90) days prior to any expiration of the original term or any renewed term of this AGREEMENT.

This AGREEMENT will terminate:

On the thirtieth (30th) day after either party gives the other notice of a material breach by the other of any term or condition of this AGREEMENT (including non-payment of any amounts due under this AGREEMENT), unless the breach is cured before that day; provided that any willful unauthorized use, distribution and/or copying of the LICENSED MATERIALS will be deemed a material breach of this AGREEMENT that cannot be cured and in such event this AGREEMENT may be terminated immediately.

From and after termination:

All rights and licenses granted to LICENSEE under this AGREEMENT shall cease and terminate and LICENSEE shall cease the use, sublicensing, marketing, advertising, or distribution of the LICENSED MATERIALS thereof; provided, however, that except in the case of termination by LICENSOR due to unauthorized use, copying, modification, reverse engineering, disclosure or sublicensing of the LICENSED MATERIALS by LICENSEE, LICENSEE shall have the right to continue to distribute and sublicense its inventory of LICENSED PRODUCTS including the LICENSED MATERIALS for a period of sixty (60) days after the effective date of termination, cancellation or expiration of this AGREEMENT.

LICENSEE shall return the originals of the LICENSED MATERIALS, the Documentation, the Source Materials, and LICENSOR’s Confidential Information and all copies thereof, in whole or in part, to LICENSOR within thirty (30) days after the effective date of termination.

Except to allow for the distribution provided for in this section, LICENSEE shall remove the LICENSED MATERIALS and all portions thereof from all LICENSED PRODUCTS.

LICENSEE shall pay to LICENSOR any and all outstanding fees, charges, payments and expenses due pursuant to this AGREEMENT, including any License Fees and Royalties due under this AGREEMENT within sixty (60) days following the termination, cancellation or expiration of the AGREEMENT.

LICENSOR may cease performance of all of LICENSOR’S obligations hereunder without liability to LICENSEE, including the Support Services, if applicable.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 6 of 17

Any termination of this AGREEMENT will not terminate the right of LICENSED PARTNERS who received or obtained the LICENSED PRODUCTS or the LICENSED MATERIALS under a valid license prior to such termination.

Certification by LICENSEE:

Within thirty (30) days following the date of termination, cancellation or expiration of this AGREEMENT, LICENSEE shall certify in writing to LICENSOR its compliance with the provisions of this section.

WARRANTY

LICENSOR warrants for ninety (90) days from the date of shipment that the object code portions of the LICENSED MATERIALS shall substantially conform to the related documentation provided to LICENSEE at the time of shipment. The warranty shall cover normal use and wear and shall not cover damage that occurs in shipment or failure that results from alteration, accident, misuse, or abuse. The LICENSED MATERIALS are otherwise provided “as is.” Any alteration of the LICENSED MATERIALS or improper installation or connection to another product shall void the entire warranty. LICENSOR makes no warranties or representations of any kind, either expressed, implied, or statutory regarding the LICENSED MATERIALS of merchantability, fitness for a particular purpose, uninterrupted operation, freedom from defects, or accuracy of results.

REMEDIES

If during the warranty period LICENSOR finds or LICENSEE notifies LICENSOR with adequate specificity of defects or of any substantial deviation of the LICENSED MATERIALS from the documentation provided to LICENSEE at the time of shipment, LICENSOR agrees to use reasonable commercial efforts to modify the Licensed MATERIALS to conform to the documentation, in a timely manner and at LICENSOR’s expense.

LIABILITY

In no event shall LICENSOR or its distributors be liable for any indirect, special, incidental, consequential, or indirect damages of any kind, however caused by or related to the LICENSED MATERIALS, even if LICENSOR has been advised of the possibility of such damages; neither shall LICENSOR be liable for claims by third parties. LICENSEE agrees to obtain prior written approval from a duly authorized representative of LICENSOR if LICENSEE intends to use the LICENSED MATERIALS as a component in a life-support or safety system or in any other application in which the failure of the LICENSED MATERIALS could in any way contribute to personal injury or death.

INDEMNITY

LICENSOR shall, at its own expense, hold harmless, defend and indemnify LICENSEE and its affiliates, LICENSED PARTNERS, the respective officers, employees and agents of each of the foregoing, and end users, for any expenses (including legal fees), claims, judgments, damages or liabilities of any nature arising out of any claim that the LICENSED MATERIALS violate or infringe upon any NON-ESSENTIAL PATENT, NON-ESSENTIAL COPYRIGHT, trade secret, or any other intellectual property right.

THIS SECTION STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS BY THE LICENSED MATERIALS BY A THIRD PARTY. IN NO EVENT SHALL LICENSOR’S AGGREGATE LIABILITY IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT EXCEED THE FEES PAID BY LICENSEE TO LICENSOR PURSUANT TO EACH EXHIBIT OF THIS AGREEMENT. THE EXISTENCE OF MORE THAN ONE CLAIM WILL NOT ENLARGE OR EXTEND THESE LIMITS.

REPORTS

Within thirty (30) days after March 30th, June 30th, September 30th, and December 31st of each calendar year, LICENSEE agrees to provide LICENSOR with a written certified statement that identifies the number of LICENSED PRODUCTS LICENSEE has manufactured, licensed, or otherwise distributed during that calendar quarter. All statements shall be delivered to LICENSOR at the following mailing address:

Ingenient Technologies, Inc.

1701 West Golf Road

Tower-1, Suite 300

Rolling Meadows, Illinois 60008

Attention: Licensed Materials Planning Manager

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 7 of 17

REPRESENTATIONS AND WARRANTIES

LICENSEE represents and warrants that LICENSEE has or will obtain a license from each of the third parties (or a legal entity representing these third parties) that own applicable ESSENTIAL PATENTS and ESSENTIAL COPYRIGHTS, granting to LICENSEE rights consistent with the terms and conditions of this AGREEMENT.

NOTICES

All notices and other communications required under this AGREEMENT will be in writing in the English language and will be delivered personally, or by an internationally recognized express delivery company such as DHL or Federal Express, or by fax, confirmed by internationally recognized express delivery company as described below, addressed as follows:

LICENSOR:	Ingenient Technologies, Inc.
1701 West Golf Road
Tower-1, Suite 300
Rolling Meadows, Illinois 60008 USA
Attention: Sami Levi
Facsimile: +1.847.357.1981

LICENSEE:	__________________________________

__________________________________
Attention: __________________________
Facsimile: __________________________

Any notice so addressed and delivered personally will be deemed given upon receipt. Any notice so addressed and delivered by internationally recognized express company will be deemed given upon the earlier of five (5) business days from deposit with such company, or confirmation of delivery by such company. Any notice delivered by facsimile to the numbers set forth above shall be deemed given upon confirmation of receipt of such transmittal. Either party may change its address by giving the other written notice thereof as provided above.

ADDITIONAL SERVICES

In the event LICENSEE selects any Support Services or other services to be provided by LICENSOR, as specified in Exhibit 1, LICENSEE also will pay to LICENSOR the associated fees set forth in Exhibit 1. LICENSEE will reimburse LICENSOR for all reasonable out-of-pocket expenses when necessary in the performance of any services provided to LICENSEE, whether under Exhibit 1 or otherwise. These expenses include, without limitation, travel, hotels and meals when traveling to LICENSEE’s facilities, surface transportation, shipping expenses, and reproduction of drawings, manuals and supporting documentation. All of the above will be paid by LICENSEE within thirty (30) days after LICENSEE’s receipt of the invoice therefor.

FIRST LINE SUPPORT

LICENSEE shall be responsible for providing FIRST LINE SUPPORT to OEM and other End-Users. LICENSOR shall not have any obligation for providing or for LICENSEE’s failure to provide FIRST LINE SUPPORT and shall not have any FIRST LINE SUPPORT obligation to LICENSEE’s customers.

COMPENSATION and TAXES

LICENSEE agrees to compensate LICENSOR according to the compensation provisions set forth in Exhibit 1, attached hereto and incorporated herein.

In addition to the Licensing Fee and Royalties due hereunder, LICENSEE will be liable for all local, state and federal sales, use, withholding, excise, personal property, value-added, or other similar taxes, assessments or duties which may now or hereafter be imposed (i) in connection with this AGREEMENT, (ii) or which are based on or in any way relating to this AGREEMENT, the LICENSED MATERIALS, the LICENSED PRODUCTS, or any services related thereto. LICENSEE will pay or reimburse LICENSOR for any such taxes and LICENSOR may add such taxes to the invoices submitted to LICENSEE by LICENSOR. LICENSEE agrees to indemnify LICENSOR as to all such taxes. This section will not be construed to include franchise taxes applicable to LICENSOR or taxes on its income.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 8 of 17

Payments shall reference the quotation number in Exhibit 1 and the US$ equivalent funds wired to the following:

Bank Name:

Bank Address:

Bank Phone:

Attention:

ABA:

Acct:

IN WITNESS WHEREOF, this AGREEMENT is accepted by the undersigned, who are respectively duly authorized representatives of LICENSEE and LICENSOR.

LICENSEE		LICENSOR

By:	/s/	By:	/s/ Sami Levi
Name:		Name:	Sami Levi
Title:		Title:	President & CEO

Date:		Date:

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 9 of 17

EXHIBIT 1

Product	Description
[*]	[*] [*] [*] [*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] [*] [*] [*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] [*] [*] License Type: [*] Availability: [*]

[*]	[*] [*] [*] [*] [*] [*] [*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

[*]	[*] License Type: [*] Documentation: [*] Availability: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 10 of 17

EXHIBIT 1

Product	Description
[*]	[*:] • [*] • [*] • [*] • [*] [*]

[*]	[*] [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 11 of 17

EXHIBIT 1

Product	Description	Licensing Fee	Total # of Object Instances	Royalty Fee Per Object Instance
[*] Requested Date	[*] A) LICENSED MATERIALS [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] B) [*] C) Software Maintenance for above LICENSED MATERIALS for [*] period starting EFFECTIVE DATE of this AGREEMENT.	[US$ *]	[* to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 & above]	[US$ *]
[*] Requested Date	Option 1: [*] A) LICENSED MATERIALS: [*] B) [*]. [*]	[US$ *]	[1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 & above]	[US$ *]

[*] Requested Date	Option 2: [*] A) LICENSED MATERIALS: [*] B) [*]. [*]	[US$ *]	[1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 to *]	[US$ *]
			[*+1 & above]	[US$ *]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 12 of 17

EXHIBIT 1

Quotation General Terms and Conditions

1.	A duly authorized representative of LICENSEE shall initial each one of the pages of this AGREEMENT, as well as the specific products “Requested” from the “PRODUCT SELECTION, DESCRIPTION & PRICING TABLE” in Exhibit 1.

2.	Payment Schedule:

Payment	Payment Amount	Timing of Payment	Deliverables from LICENSOR to LICENSEE
1st payment	• [*]	• [*]	• [*]
2nd payment	• [*]	• [*]	• [*]
Additional payments	• [*]	• [*]	• [*]

Payments associated with the above payments are non-cancelable.

3.	[*]

4.	[*]

5.	[*]

6.	[*]

7.	[*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 13 of 17

EXHIBIT 2

Function	Modes of Operation
	1		2
Mode Description	[*:] • Video: [*] • Audio: [*]		[*: ] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/DRM	—	—	—	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

Function	Modes of Operation
	3		4
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/DRM	[*]	—	[*]	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 14 of 17

EXHIBIT 2

Function	Modes of Operation
	5		6
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	—	—	—	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

Function	Modes of Operation
	7		8
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	[*]	—	[*]	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 15 of 17

EXHIBIT 2

Function	Modes of Operation
	9		10
Mode Description	[*:] • Image: [*]		[*:] • Image: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	—
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	—	—	—	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	—	—	—
Audio Encoder/Decoder	—	—	—	—
Image Encoder/Decoder	—	[*]	—	[*]
Supported A/V Playback Features	—		[*]
Performance	[*]: • Image: [*]		[*]: • Image: [*]

Function	Modes of Operation
	11		12
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	—	—	—	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 16 of 17

EXHIBIT 2

Function	Modes of Operation
	13		14
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	[*]	—	[*]	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

Function	Modes of Operation
	15		16
Mode Description	[*:] • Video: [*] • Audio: [*]		[*:] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	—	—	—	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials:

SOFTWARE LICENSE AGREEMENT	Page 17 of 17

EXHIBIT 2

Function	Modes of Operation
	17		18
Mode Description	[*] • Video: [*] • Audio: [*]		[*] • Video: [*] • Audio: [*]
Processor	[*]	[*]	[*]	[*]
Application Framework	[*]	[*]	[*]	[*]
File Format or Transport	[*]	—	[*]	—
Pre/Post Processing	—	—	—	[*]
Interface Driver Libraries	[*]	—	[*]	—
Encryption/Decryption/ DRM	[*]	—	[*]	—
Embedded OS	[*]	—	[*]	—
Video Encoder/Decoder	—	[*]	—	[*]
Audio Encoder/Decoder	—	[*]	—	[*]
Image Encoder/Decoder	—	—	—	—
Supported A/V Playback Features	—		• Video: [*] • Audio: [*]
Performance	[*]: • Video: [*] • Audio: [*]		[*]: • Video: [*] • Audio: [*]

*

Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

LICENSEE initials:

LICENSOR initials: